ALEXANDER & BALDWIN, INC.
                           RESTRICTED STOCK BONUS PLAN

                                 AMENDMENT NO. 3
                                 ---------------



The Alexander & Baldwin, Inc. Restricted Stock Bonus Plan, as restated effective April 28, 1988 (the "Plan"), is hereby amended, effective as of January 1, 2002, as follows:

1. Section IV is amended in its entirety to read as follows:

         "IV.     Eligibility
                  -----------

                  Any participant who (i) earns an award under the Company's Performance Improvement Incentive Plans, (ii) is identified on Exhibit A of Alexander & Baldwin, Inc. Annual Incentive Plan, effective January 1, 2002, or (iii) is eligible to acquire shares of Common Stock under this Plan."

2. Except as modified by this Amendment, all terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officers on this 8th day of December, 2004.


                                          ALEXANDER & BALDWIN, INC.,

                                          By   /s/ Ruthann S. Yamanaka
                                          ----------------------------
                                               Its Vice President

                                          By   /s/ Alyson J. Nakamura
                                          ---------------------------
                                               Its Secretary